UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2004

                        Commission file number: 000-16299
                                ________________

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                              13-3054685
      (State or other jurisdiction of       (IRS Employer Identification Number)
       Incorporation or Organization)

   801 Mahler Rd, Suite G, Burlingame, CA                 94010
  (Address of principal executive offices)              (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

On August 18, 2004, ANTs software inc. purchased the internet domain name "ants.com". The Company is transitioning its web site and corporate email accounts to the new domain and expects to complete this process in the next 60 days. The Company's web site will continue to be accessible at:
http://www.antssoftware.com during and after this process is completed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTs software inc.

Date:    August 23, 2004              By:    /s/     Francis K. Ruotolo
                                            ----------------------------
                                            Francis K. Ruotolo, Chairman
                                            and Chief Executive Officer